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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     FEBRUARY 22, 2001

                                   IHOP CORP.
             (Exact name of Registrant as specified in its charter)

         DELAWARE                         0-8360                 95-3038279
(State or other jurisdiction         (Commission File          (IRS Employer
of incorporation or organization)         Number)            Identification No.)

450 North Brand Boulevard, Glendale, California                          91203
  (Address of principal executive offices)                            (Zip Code)

        Registrant's telephone number, including area code: (818) 240-6055

                 525 North Brand Boulevard, Glendale, California
          (Former Name or Former Address, if Changed Since Last Report)


ITEM 9. REGULATION FD DISCLOSURE.

In response to a question during its quarterly conference call, management indicated that IHOP Corp. (the "Company") expects to open as many as 11 or as few as eight new restaurants in its first fiscal quarter. Management explained that construction delays associated with bad weather in December 2000 may delay the opening of as many as three restaurants, originally scheduled for late March, until early in the Company's fiscal second quarter.


                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               IHOP Corp.


Dated: February 23, 2001                       By  /s/ Mark D. Weisberger
                                                   -----------------------
                                                   Mark D. Weisberger
                                                   Secretary